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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 23, 2003

                          ATLAS PIPELINE PARTNERS, L.P.

             (Exact name of registrant as specified in its charter)



     Delaware                       1-14998                    23-3011077
------------------             -----------------          --------------------
(State of incorporation           (Commission               (I.R.S. Employer
 or organization)                 File Number)             Identification No.)


                    311 Rouser Road, Moon Township, PA 15108
                -----------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (412) 262-2830


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ITEM 5 OTHER EVENTS

On April 23, 2003, Atlas Pipeline Partners, L.P. issued a press release regarding its earnings for the first quarter of fiscal 2003. A copy of this press release is furnished with this report as an exhibit.

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits



Exhibit Number            Description of Document
--------------            -----------------------
     99                        Press Release



ITEM 9. REGULATION FD DISCLOSURE (including Item 12 information)

On April 23, 2003, Atlas Pipeline Partners, L.P. issued a press release regarding its earnings for the first quarter of fiscal 2003. A copy of this press release is furnished with this report as an exhibit. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 33-8216.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ATLAS PIPELINE PARTNERS, L.P.





                                 By:  Atlas Pipeline Partners, GP, LLC

                                 By:    /s/  Michael L. Staines
                                      --------------------------------
                                      Michael L. Staines, President
                                      Atlas Pipeline Partners GP, LLC



Date: April 25, 2003